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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying annual report on Form 10-K of Superior Essex Inc. (the "Company") for the year ended December 31, 2007 (the "Periodic Report"), I, David S. Aldridge, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2008	/s/ DAVID S. ALDRIDGE David S. Aldridge Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350